                                                                    EXHIBIT 10.4

                        TOTAL RENAL CARE HOLDINGS, INC.

                                FIRST AMENDMENT
                             TO TERM LOAN AGREEMENT


          This FIRST AMENDMENT TO TERM LOAN AGREEMENT (this "AMENDMENT") is dated as of December 1, 1997 and entered into by and among TOTAL RENAL CARE HOLDINGS, INC., a Delaware corporation (the "Borrower"), the financial
                                             --------
institutions listed on the signature pages hereof and their respective successors and assigns (the "Lenders", each a "Lender"), DLJ CAPITAL FUNDING,
                             -------           ------
INC., as Syndication Agent (the "Syndication Agent"), THE BANK OF NEW YORK, as
                                 -----------------
administrative agent for the Lenders (in such capacity, the "Administrative
                                                             --------------
Agent"), and, for purposes of Section 4 hereof, the Credit Support Parties (as
-----
defined in Section 4 hereof) listed on the signature pages hereof, and is made with reference to that certain Term Loan Agreement dated as of October 24, 1997 (the "TERM LOAN AGREEMENT"), by and among Borrower, Lenders, Syndication Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Term Loan Agreement.

                                    RECITALS

          WHEREAS, Nevada Acquisition Corp., a wholly-owned Subsidiary of Borrower, has entered into an Agreement and Plan of Merger pursuant to which it will merge with and into Renal Treatment Centers, Inc. ("RTC"), with RTC being the surviving company and a wholly-owned Subsidiary of Borrower following the effectiveness of such merger;

          WHEREAS, Borrower and Lenders desire to amend the Term Loan Agreement to permit RTC to remain liable with respect to certain Acquisition Debt incurred in connection with such merger; and

           WHEREAS, subject to the terms and conditions of this Amendment, Lenders are willing to agree to such amendments.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
  SECTION 1.  AMENDMENTS TO THE TERM LOAN AGREEMENT

  1.1  AMENDMENTS TO SECTION 1:  PROVISIONS RELATING TO DEFINED TERMS
       --------------------------------------------------------------

       0.1. Subsection 1.1 of the Term Loan Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

     "`NEWCO' means Nevada Acquisition Corp., a Delaware corporation and a wholly-owned Subsidiary of Borrower."

     "`RTC' means Renal Treatment Centers, Inc., a Delaware corporation."

     "`RTC CONVERTIBLE SUBORDINATED INDENTURE' means that certain Indenture dated as of June 12, 1996 by and between RTC and PNC Bank, National Association, pursuant to which the RTC Convertible Subordinated Notes were issued, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with Section 8.15."

     "`RTC CONVERTIBLE SUBORDINATED NOTES' means the $125,000,000 in aggregate principal amount of 5-5/8% Convertible Subordinated Notes due 2006 of RTC issued pursuant to the RTC Convertible Subordinated Indenture, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with Section 8.15."

     "`RTC MERGER AGREEMENT' means that certain Agreement and Plan of Merger dated as of November 18, 1997 by and among Borrower, Newco and RTC, as in effect on November 22, 1997 and as such Agreement and Plan of Merger may be amended, supplemented or otherwise modified from time to time with the consent of the Administrative Agent and the Syndication Agent."

         2. Subsection 1.1 of the Term Loan Agreement is hereby amended by deleting clause (c) from the definition of "Restricted Payment" contained therein and substituting the following therefor:

          "(c) any payment to purchase, redeem, defease or otherwise acquire or retire for value any Subordinated Indebtedness (other than payments made in Stock of the Borrower and payments made with the proceeds of Indebtedness (including, but not limited to, Refinancing Indebtedness) permitted under this Agreement), except in accordance with the mandatory redemption or repayment provisions set forth in the original documentation governing such Subordinated Indebtedness; or".

     1.2  AMENDMENT TO SECTION 2: AMOUNT AND TERMS OF LOANS
          -------------------------------------------------

          Subsection 2.4(d)(ii) of the Term Loan Agreement is hereby amended by inserting a reference to the phrase "(to an amount not less than zero)" immediately after the reference to the phrase "on such date shall be reduced" contained in the first sentence thereof.

     1.3  AMENDMENTS TO SECTION 8: NEGATIVE COVENANTS
          -------------------------------------------

     A. Subsection 8.1(b)(ix) of the Term Loan Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

          "(ix) (A) Acquisition Debt incurred in connection with the acquisition of Domestic Subsidiaries of the Borrower in an aggregate principal amount not to exceed $35,000,000 at any one time outstanding plus (B) Acquisition Debt outstanding under the RTC Convertible Subordinated Notes and other Acquisition Debt in an aggregate principal amount not to exceed $10,000,000, in each case owed by RTC on the effective date of the merger contemplated by the RTC Merger Agreement provided that no debt shall be
                                                       ----
     permitted under clause (B) of this subsection 8.1(b)(ix) unless and until
     (1) Newco shall have merged into RTC in the manner provided in the RTC Merger Agreement, (2) no material term or provision of the RTC Merger Agreement is amended, modified or waived at any time after the execution thereof without the written consent of the Administrative Agent and the Syndication Agent, and (3) concurrently with the consummation of the merger contemplated by the RTC Merger Agreement, RTC shall become a party to the Subsidiary Guaranty and all other actions described in Section 7.11(a) relating to RTC shall be taken, notwithstanding the 30 day period that such Section would otherwise permit for such actions to be taken;".

     B. Section 8.5 of the Term Loan Agreement is hereby amended by (i) deleting the reference to the phrase "clauses (a)-(i)" contained in clause (j) thereof and substituting a reference to the phrase "clauses (a)-(j)", (ii) relabelling clauses (j) and (k) thereof as clauses (k) and (l), respectively, and (iii) adding a new clause (j) thereto as follows:

          "(j) Investments by RTC and its Subsidiaries existing on the effective date of the merger contemplated by the RTC Merger Agreement that are set forth on Schedule 8.5A hereto; and".

     C. Subsection 8.11 of the Term Loan Agreement is hereby amended by deleting clause (e) therefrom and substituting therefor a new clause (e) and proviso as follows:
-------
         "(e) the Borrower may issue Stock; provided, however, that
                                            --------  -------
     all Stock issued pursuant to this Section 8.11 shall constitute common stock with no mandatory dividend, redemption or similar requirement, or warrants, options or other equivalents (however designated) to acquire such common stock."

     D. Section 8.15 of the Term Loan Agreement is hereby amended by adding a new subsection (c) thereto as follows:

        "(c) The Borrower will not, and will not permit any of its Subsidiaries to, amend or otherwise change the terms of any Indebtedness outstanding under the RTC Convertible Subordinated Notes or the RTC Convertible Subordinated Indenture (or any Refinancing Indebtedness issued in respect thereof), or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to change (to earlier dates) any dates upon which payments of principal or interest are due thereon, change the redemption, prepayment or defeasance provisions thereof, or change the subordination provisions thereof (or of any guaranty thereof), provided, however, that (i) the Borrower and RTC shall be permitted to enter into a supplemental indenture to the RTC

     Convertible Subordinated Indenture (in form and substance satisfactory to the Administrative Agent and the Syndication Agent) containing the terms described in Section 2.1(d) of the RTC Merger Agreement and (ii) this
     Section 8.15 shall not restrict the ability of RTC to voluntarily redeem RTC Convertible Subordinated Notes to the extent permitted by Section 8.4 hereof or the ability of the Borrower to issue any common stock upon the conversion of any RTC Convertible Subordinated Notes."

     1.4  AMENDMENTS TO SCHEDULES
          -----------------------

          The Term Loan Agreement is hereby amended by adding a new Schedule 8.5A thereto in the form of Schedule 8.5A hereto.

          SECTION 2.  CONDITIONS TO EFFECTIVENESS

          Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FIRST AMENDMENT EFFECTIVE DATE"):

          A. The Administrative Agent shall have received a certificate from an Authorized Signatory of the Borrower attaching a true, correct and complete copy of an amendment and consent to the Revolving Credit Agreement that permits the transactions contemplated by the RTC Merger Agreement and consents to this Amendment, which amendment and consent shall be in form and substance satisfactory to the Administrative Agent and Syndication Agent, and all conditions to the effectiveness thereof (other than effectiveness hereof) shall have been satisfied or waived.

           B. The Administrative Agent shall have received a certificate from an Authorized Signatory of the Borrower attaching a true, correct and complete copy of the RTC Merger Agreement.

           C. All fees and expenses incurred by Syndication Agent and its counsel, O'Melveny & Myers LLP, in connection with the preparation, negotiation and closing of this Amendment shall have been paid by Borrower.


          SECTION 3.  BORROWER'S REPRESENTATIONS AND WARRANTIES

          In order to induce Lenders to enter into this Amendment and to amend the Term Loan Agreement in the manner provided herein, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

          A. CORPORATE POWER AND AUTHORITY. Each Credit Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Term Loan Agreement as amended by this Amendment (the "AMENDED AGREEMENT"), and each of Borrower and Newco has all requisite corporate power and authority to enter into the RTC Merger Agreement and to carry out the transactions contemplated by, and perform its obligations under, the RTC Merger Agreement.

          B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment have been duly authorized by all necessary corporate action on the part of each Credit Party, and the execution and delivery of the RTC Merger Agreement have been duly authorized by all necessary corporate action on the part of Borrower and Newco. The performance of the Amended Agreement has been duly authorized by all necessary corporate action on the part of each Credit Party, and the performance of the RTC Merger Agreement has been duly authorized by all necessary corporate action on the part of Borrower and Newco.

          C. NO CONFLICT. The execution and delivery by each Loan Party of this Amendment, the execution and delivery by Borrower and Newco of the Merger Agreement, the performance by each Loan Party of the Amended Agreement and the performance by Borrower and Newco of the RTC Merger Agreement (including the consummation of the merger contemplated thereby) do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of Borrower or any of its Subsidiaries, except for such approvals or consents required in connection with the RTC Merger Agreement which will be obtained on or before the consummation of the merger contemplated thereby.

          D. GOVERNMENTAL CONSENTS. The execution and delivery by each Credit Party of this Amendment, the execution and delivery by Borrower and Newco of the RTC Merger Agreement, the performance by each Loan Party of the Amended Agreement and the performance by Borrower and Newco of the RTC Merger Agreement (including consummation of the merger contemplated thereby) do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, other than registrations, consents, approvals and notices required in connection with the RTC Merger Agreement, which will be made or obtained on or before the consummation of the merger contemplated thereby.

          E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by each Credit Party and are the legally valid and binding obligations of each Credit Party, enforceable against each Credit Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. RTC MERGER AGREEMENT. Borrower has delivered to Administrative Agent true and correct copies of the RTC Merger Agreement and all exhibits and schedules thereto. The RTC Merger Agreement has been duly authorized, executed and delivered by the parties thereto, is in fully force and effect and no term or condition thereof has been modified or amended as of the date hereof.

          G. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM TERM LOAN AGREEMENT. The representations and warranties contained in Section 4 of the Term Loan Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          H. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default.


          SECTION 4. ACKNOWLEDGEMENT AND CONSENT

          Borrower is a party to the Borrower Pledge Agreement pursuant to which Borrower has pledged certain Collateral to Administrative Agent to secure the Obligations. TRC is a party to the Subsidiary Guaranty and the Subsidiary Pledge Agreement pursuant to which TRC has (i) guarantied the Obligations and (ii) pledged certain Collateral to Administrative Agent to secure the Obligations and to secure the obligations of TRC under the Subsidiary Guaranty. TRC West, Inc. is a party to the Subsidiary Guaranty pursuant to which TRC West, Inc. has guarantied the Obligations. Total Renal Care Acquisition Corp. is a party to the Subsidiary Guaranty pursuant to which Total Renal Care Acquisition Corp. has guarantied the Obligations. Borrower, TRC, TRC West, Inc. and Total Renal Care Acquisition Corp. are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Borrower Pledge Agreement, the Subsidiary Pledge Agreement and the Subsidiary Guaranty are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTs".

          Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Term Loan Agreement and this Amendment and consents to the amendment of the Term Loan Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Guarantied Obligations" and "Secured Obligations," as the case may be, in respect of the Obligations of Borrower now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

          Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Term Loan Agreement or any other Loan Document to consent to the amendments to the Term Loan Agreement effected pursuant to this Amendment and (ii) nothing in the Term Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Term Loan Agreement.

           SECTION 5.  MISCELLANEOUS

           A. REFERENCE TO AND EFFECT ON THE TERM LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS.

           (i) On and after the First Amendment Effective Date, each reference in the Term Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Term Loan Agreement, and each reference in the other Loan Documents to the "Term Loan Agreement", "thereunder", "thereof" or words of like import referring to the Term Loan Agreement shall mean and be a reference to the Amended Agreement.

           (ii) Except as specifically amended by this Amendment, the Term Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

           (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Term Loan Agreement or any of the other Loan Documents.

          B. FEES AND EXPENSES. Borrower acknowledges that all costs, fees and expenses as described in Sections 5.13 and 5.14 of the Term Loan Agreement incurred by Administrative Agent, Syndication Agent, Co-Arrangers, Lenders and Special Counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

          C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Borrower, Required Lenders and each of the Credit Support Parties and receipt by Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.


                  [Remainder of page intentionally left blank]

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:                               TOTAL RENAL CARE HOLDINGS, INC.


                                        By: _______________________________
                                        Title: ____________________________


CREDIT SUPPORT PARTIES:                 TOTAL RENAL CARE, INC., (for purposes
                                        of Section 4 only) as a Credit Support
                                        Party

                                        By: _______________________________
                                        Title: ____________________________


                                        TRC WEST, INC., (for purposes of
                                        Section 4 only) as a Credit Support
                                        Party


                                        By: _______________________________
                                        Title: ____________________________



                                        TOTAL RENAL CARE ACQUISITION CORP.,
                                        (for purposes of Section 4 only) as a
                                        Credit Support Party


                                        By: _______________________________
                                        Title: ____________________________

AGENTS:                                THE BANK OF NEW YORK, INDIVIDUALLY
                                       AND AS ADMINISTRATIVE AGENT


                                       By: ________________________________
                                       Title: _____________________________


                                       DLJ CAPITAL FUNDING, INC.,
                                       INDIVIDUALLY AND AS SYNDICATION AGENT


                                       By: ________________________________
                                       Title: _____________________________



LENDERS:                               BDC FINANCE, LLC


                                       By: _______________________________
                                       Title: ____________________________



                                       CITIBANK, N.A.


                                       By: _______________________________
                                       Title: ____________________________

                                       CONTINENTAL ASSURANCE COMPANY
                                       Separate Account (E)
                                       By:TCW Asset Management Company, as
                                       Attorney-In-Fact, as Assignee


                                       By: _______________________________
                                       Title: ____________________________


                                       By: _______________________________
                                       Title: ____________________________


                                       DEBT STRATEGIES FUND, INC.


                                       By: _______________________________
                                       Title: ____________________________



                                       DEEPROCK & COMPANY
                                       By: Eaton Vance Management as
                                           Investment Advisor

                                       By: _______________________________
                                       Title: ____________________________



                                       FRANKLIN FLOATING RATE TRUST


                                       By: _______________________________
                                       Title: ____________________________



                                       KZH HOLDING CORPORATION III


                                       By: _______________________________
                                       Title: ____________________________

                                       KZH - CRESCENT CORPORATION


                                       By: _______________________________
                                       Title: ____________________________



                                       KZH - SOLEIL CORPORATION


                                       By: _______________________________
                                       Title: ____________________________



                                       MERRILL LYNCH SENIOR FLOATING
                                       RATE FUND, INC.


                                       By: _______________________________
                                       Title: ____________________________



                                       MORGAN STANLEY SENIOR FUNDING, INC.


                                       By: _______________________________
                                       Title: ____________________________



                                       OCTAGON CREDIT INVESTORS LOAN PORTFOLIO
                                       (a unit of The Chase Manhattan Bank)


                                       By: _______________________________
                                       Title: ____________________________

                                       ORIX USA CORP.

                                       By: _______________________________
                                       Title: ____________________________



                                       PARIBAS CAPITAL FUNDING LLC


                                       By: _______________________________
                                       Title: ____________________________



                                       PILGRIM AMERICA PRIME RATE TRUST


                                       By: _______________________________
                                       Title: ____________________________



                                       PIMCO HIGH YIELD FUND (Acct 705)
                                       By: Pacific Investment Management
                                           Company, as its Investment Advisor
                                           acting through Investors Fiduciary
                                           Trust Company in the Nominee Name of
                                           IFTCO

                                       By: _______________________________
                                       Title: ____________________________

                                       SENIOR DEBT PORTFOLIO
                                       By: Boston Management and Research, as
                                       Investment Advisor


                                       By: _______________________________
                                       Title: ____________________________



                                       SENIOR HIGH INCOME PORTFOLIO, INC.


                                       By: _______________________________
                                       Title: ____________________________



                                       T. ROWE PRICE HIGH YIELD FUND INC.


                                       By: _______________________________
                                       Title: ____________________________



                                       VAN KAMPEN AMERICAN CAPITAL PRIME
                                       RATE INCOME TRUST


                                       By: _______________________________
                                       Title: ____________________________

                                 SCHEDULE 8.5A

               Existing Investments of RTC and its Subsidiaries
               ------------------------------------------------

---------------------------------------------------------------------------
             SUBSIDIARY /1/                         EQUITY INTEREST OWNED
                                                            BY RTC
---------------------------------------------------------------------------
Renal Treatment Centers - Mid-Atlantic, Inc.                 100%
---------------------------------------------------------------------------
      Dialysis Treatment Centers of Macon, L.L.C.             20%
---------------------------------------------------------------------------
Renal Treatment Centers - Northeast, Inc.                    100%
---------------------------------------------------------------------------
RTC Supply, Inc.                                             100%
---------------------------------------------------------------------------
Renal Treatment Centers - California, Inc.                   100%
---------------------------------------------------------------------------
Renal Treatment Centers - West, Inc.                         100%
---------------------------------------------------------------------------
      Hutchinson Dialysis, L.L.C.                             50%
---------------------------------------------------------------------------
Renal Treatment Centers - Southeast, Inc.                    100%
---------------------------------------------------------------------------
      RTC - Texas Acquisition, Inc.                          100%
---------------------------------------------------------------------------
      Southwest Dialysis Center, Inc.                        100%
---------------------------------------------------------------------------
      Tomball Dialysis, Inc.                                 100%
---------------------------------------------------------------------------
Renal Treatment Centers - Illinois, Inc.                     100%
---------------------------------------------------------------------------
Renal Treatment Centers - Management Acquisition, Inc.       100%
---------------------------------------------------------------------------
Renal Treatment Centers - Hawaii, Inc.                       100%
---------------------------------------------------------------------------
RTC TN, Inc.                                                 100%
---------------------------------------------------------------------------
      RTC Holdings, Inc.                                     100%
---------------------------------------------------------------------------
Renal Diagnostic Laboratories, Inc.                          100%
---------------------------------------------------------------------------
RTC Holdings International, Inc.                              95%
---------------------------------------------------------------------------
      RTC Argentina S.A.                                   99.77%
---------------------------------------------------------------------------
      RTC Buenos Aires S.A.                                   80%
---------------------------------------------------------------------------
      RTC Cordoba S.A.                                        80%
---------------------------------------------------------------------------
            SUBSIDIARY OF                                SHARES OWNED BY
          RTC ARGENTINA S.A.                           RTC ARGENTINA S.A.
---------------------------------------------------------------------------
Caper S.A.                                                    80%
---------------------------------------------------------------------------
Cenesi S.A.                                                  100%
---------------------------------------------------------------------------
Cenha S.A.                                                   100%
---------------------------------------------------------------------------
Centro Modelo Privado de Enfermedades Renales S.A.            80%
---------------------------------------------------------------------------
Centro de Enfermedades Renales S.A.                          100%
---------------------------------------------------------------------------
Centro Nefrologico Junin S.A.                                 80%
---------------------------------------------------------------------------
Centro Nefrologico Privado Modelo S.A.                       100%
---------------------------------------------------------------------------
Cerenales de Teer S.A.                                       100%
---------------------------------------------------------------------------
Enfermadades Renales-Centro de Dialisis S.A.                 100%
---------------------------------------------------------------------------
Netroy S.A.                                                  100%
---------------------------------------------------------------------------
Nudial S.A.                                                  100%
---------------------------------------------------------------------------
Raquemar S.A.                                                100%
---------------------------------------------------------------------------
Terapia Sustitutiva Renal S.A.                               100%
---------------------------------------------------------------------------
Tider S.A.                                                   100%
---------------------------------------------------------------------------
Unidad Modelo de Nefrologia y Hemodialysis S.A.               80%
---------------------------------------------------------------------------
Unidad Renal S.A.                                            100%
---------------------------------------------------------------------------

--------------------
  /1/ Indented headings indicate subsidiaries of the non-indented subsidiary directly above such indented subsidiary.